Exhibit 10.20

Westrock Coffee Company

Dealer Manager and Solicitation Agent Agreement

New York, New York

August 28, 2024

Stifel, Nicolaus & Company, Incorporated
   as Dealer Manager

c/o Stifel, Nicolaus & Company, Incorporated
787 7th Avenue, 4th Floor

New York, New York 10019

Ladies and Gentlemen:

Westrock Coffee Company, a Delaware corporation (the “Company” or “we”), plans to make an offer (such offer as described in the Prospectus (as defined below), together with the related Consent Solicitation (as defined below), the “Exchange Offer”), for any and all of its outstanding warrants (as set forth in the Prospectus) (collectively, the “Warrants”) in exchange for consideration consisting of 0.290 shares (the “Shares”) of Common Stock for each Warrant tendered, on the terms and subject to the conditions set forth in the Offering Documents. Certain terms used herein are defined in Section 19 of this Dealer Manager and Solicitation Agent Agreement (this “Agreement”).

Concurrently with making the offer to exchange described in the preceding paragraph, the Company plans to solicit consents (the “Consents”) from the holders of Warrants (as described in the Offering Documents, the “Consent Solicitation”) to make certain amendments to the terms of the Warrants. Subject to the terms and conditions set forth in the Offering Documents, if Consents are received from the holders of at least 50% of the number of the outstanding public warrants (which is the minimum number required to amend that certain amended and restated warrant agreement, dated as of August 25, 2022 (the “Warrant Agreement”), by and between the Company and Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, as warrant agent, with respect to the public warrants), the proposed amendment to the Warrant Agreement set forth in the Offering Documents shall be adopted with respect to the public warrants. Subject to the terms and conditions set forth in the Offering Documents, if Consents are received from the holders of at least 50% of the number of the outstanding private placement warrants (which is the minimum number required to amend the Warrant Agreement with respect to the private placement warrants), the proposed amendment to the Warrant Agreement set forth in the Offering Documents shall be adopted with respect to the private placement warrants.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 13 of Form S-4, if applicable, which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement and prior to the expiration or termination of the Exchange Offer, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1.             Appointment as Dealer Manager and Solicitation Agent.

(a)            Stifel, Nicolaus & Company, Incorporated will act as the exclusive dealer manager and solicitation agent for the Exchange Offer and the Consent Solicitation (the “Dealer Manager”, “you”, or “your”) in accordance with its customary practices, including, without limitation, to use commercially reasonable efforts to solicit tenders pursuant to the Exchange Offer, the solicitation of Consents pursuant to the Consent Solicitation and assisting in the distribution of the Offering Documents and to perform such services as are customarily performed by investment banking firms acting as dealer managers and solicitation agents of an exchange offer of like nature.

(b)            The Dealer Manager agrees that all actions taken by it as Dealer Manager have complied and will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which the Dealer Manager is a member and of FINRA.

(c)            The Dealer Manager, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Warrants it may beneficially own at the date hereof or hereafter acquire, in any such case, subject to applicable law. The Dealer Manager has no obligation to the Company, pursuant to this Agreement or otherwise, to tender or refrain from tendering Warrants beneficially owned by it in any Exchange Offer (or to deliver Consents in any related Consent Solicitation). The Dealer Manager acknowledges and agrees that if any Exchange Offer is not consummated for any reason, the Company shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Warrants from the Dealer Manager or otherwise to hold the Dealer Manager harmless with respect to any losses it may incur in connection with the resale to any third parties of any Warrants.

(d)            The Company agrees that it will not file, use or publish any material in connection with the Exchange Offer that use the name “Stifel” or “Stifel, Nicolaus & Company, Incorporated” or refer to you or your relationship with the Company, without your prior written consent (not to be unreasonably withheld, conditioned or delayed) to the form of such use or reference. There shall be no fee for any such permitted use or reference other than as set forth herein.

2.             Compensation. The Company shall pay to you, promptly after the Expiration Date, in respect of your services as Dealer Manager, the fee (the “Fee”) set forth in the engagement letter between the Dealer Manager and the Company, dated August 12, 2024 in connection with the Exchange Offer (the “Engagement Letter”). All costs and expenses of the Company associated with the Exchange Offer are for the account of the Company whether or not the Exchange Offer is consummated. These expenses will include, but are not limited to, expenses relating to the preparation, printing and delivery of any offering materials, tender offer materials and registration statement for the Exchange Offer, and trustee, depositary, exchange and information agent, transfer agent or registrar’s fees, listing or filing fees, roadshow expenses, and the fees and expenses of accountants, rating agencies, and legal counsel to the Company, as applicable. In addition, the Company shall also promptly reimburse you, upon a request made, for the reasonable documented fees, costs and out-of-pocket expenses of your counsel, Davis Polk & Wardwell LLP, incurred in connection with the Exchange Offer (it being understood that the Company shall not be required to reimburse such fees, costs and expenses of counsel in an aggregate amount in excess of the amount set forth in the Engagement Letter without the prior written consent of the Company).

3.             Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 3:

(a)            Form S-4. The Company has prepared and, on or about the date hereof, has filed with the Commission the Pre-Effective Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the Shares in connection with the Exchange Offer. If the Exchange Offer is to be consummated, the Pre-Effective Registration Statement, as amended, will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission for the amending or supplementing of the Offering Documents or for additional information will have been complied with in all material respects prior to the Expiration Date. The Company meets the conditions for the use of Form S-4 with respect to the Pre-Effective Registration Statement and the Registration Statement in connection with the Exchange Offer as contemplated by this Agreement.

(b)            Pre-Effective Registration Statement, Registration Statement, Preliminary Prospectus and Prospectus. (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, the Commencement Date and the Exchange Date, comply, or will comply, as applicable, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Securities Act (if it is so filed) and the Exchange Date, will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Pre-Effective Registration Statement together with any amendment thereto as of the Commencement Date did not contain, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, will not contain, any untrue statement of a material fact and did not omit, or will not omit, as applicable, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information shall include only the name, the contact information of the Dealer Manager and the second and third paragraphs of the section titled “Market Information, Dividends and Related Stockholder Matters – Dealer Manager and Solicitation Agent.”

(c)            Documents Incorporated by Reference. The documents incorporated by reference in the Schedule TO, other than the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, which are addressed in the prior paragraph, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to those portions of any documents so incorporated by reference that are not specifically incorporated by reference therein and or to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(d)            Schedule TO. (i) On the Commencement Date, the Company will duly file with the Commission the Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act, a copy of which Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been or will be furnished to the Dealer Manager; (ii) any amendments to the Schedule TO and the final form of all such documents filed with the Commission or published, sent or given to holders of Warrants will be furnished to you prior to any such amendment, filing, publication or distribution; (iii) the Schedule TO as so filed and as amended or supplemented from time to time will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; and (iv) the Schedule TO as filed or as amended or supplemented from time to time will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Schedule TO made in reliance upon and in conformity with the Dealer Manager Information.

(e)            No Stop Orders. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission.

(f)            Emerging Growth Company. As of the date of this Agreement, the Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(g)            Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Dealer Manager with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Dealer Manager to engage in Testing-the-Waters Communications. The Company reconfirms that the Dealer Manager has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(h)            Financial Statements. The financial statements included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The statistical, industry-related and market-related data included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case, in all material respects.

(i)            No Material Adverse Change. Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus, (A) there has been no material adverse effect on the condition, financial or otherwise, or in the results of operations, business or properties of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”) nor any development or event involving a prospective Material Adverse Effect, (B) there have been no entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its Capital Stock.

(j)            Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to all real property and good title to all personal property owned by them, in each case (other than, for the avoidance of doubt, intellectual property, which is covered exclusively in subsection ((z)) below), free and clear of all liens, encumbrances and defects except such as (a) are disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, (b) arise or are permitted under the Existing Credit Agreement or the Falcon Facility or (c)  would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are, to the Company’s knowledge, held by them under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity; and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, taken as a whole.

(k)            Organization and Good Standing. The Company and each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Significant Subsidiary”) (i) has been duly organized and is validly existing and in good standing under the laws of their respective jurisdiction of organization, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, and (ii) where applicable, has been duly qualified as a foreign corporation or other business entity for the transaction of business and is in good standing (to the extent that the concept of good standing is applicable under the law of the relevant jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except in each case of clause (i) or (ii), where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(l)            Capitalization. The Company has an authorized capitalization as set forth in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (other than subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus or pursuant to the exercise of convertible securities, warrants or options referred to in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, in each case as permitted pursuant to this Agreement) conform in all material respects to the description of the capital stock of the Company contained in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus; and all of the outstanding shares of capital stock and equity interests of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares, if any) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims.

(m)            Required Filings. The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any Affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case, by the dates required by such rules.

(n)            Compliance. The Company has complied in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offer, the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act in all material respects. The Company has not received from the Commission any written comments, questions or requests for modification of disclosure in respect of any Commission Reports, except for comments, questions or requests (i) that have been satisfied by the provision of supplemental information to the staff of the Commission or (ii) in respect of which the Company has agreed or will agree with the staff of the Commission to make a prospective change in future Commission Reports, or (iii) that the Company does not believe would result in a material change to the Company’s current disclosure on file with the Commission.

(o)            Due Authorization. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(p)            Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its Significant Subsidiaries is (i) in the case of the Company, in violation of its Organizational Documents and, in the case of any Significant Subsidiaries, in material violation of its respective Organizational Documents, (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), or (iii) in violation of any law, rule, regulation or any order of any court or any other governmental agency or instrumentality having jurisdiction over the Company or any of its Significant Subsidiaries or any of its or their respective properties or assets except, in the case of clauses (ii) and (iii) above, for any such Defaults or violations as would not, individually or in the aggregate, result in a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement and the issuance and delivery of the Securities and consummation of the transactions contemplated hereby and thereby and by the Offering Documents (i) have been duly authorized by all necessary corporate action by the Company and will not result in any violation of the Organizational Documents of the Company, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except as would not, individually or in the aggregate, result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Documents, except (A) such as have been obtained or made by the Company and are in full force and effect, (B) such as may be required by the securities laws of the several states of the United States, the provinces of Canada or any other non-U.S. jurisdiction and (C) such as may be required under the Securities Act. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Significant Subsidiaries.

(q)            No Legal Proceedings. Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries that in the case of clause (i) or (ii) would reasonably be expected to result in a Material Adverse Effect or adversely affect the consummation of the Exchange Offer.

(r)            Investment Company Act. The Company is not, and after giving effect to the consummation of the Exchange Offer and the Consent Solicitation will not be, an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(s)            No Solicitation. Neither the Company nor any person acting on its or their behalf (other than the Dealer Manager or the Information Agent, as to which no representation is made) has (i) solicited another to purchase any of its securities or (ii) soliciting tenders or Consents by holders of Warrants pursuant to the Exchange Offer (except as contemplated in this Agreement).

(t)            Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, (A) the Company and its subsidiaries are in compliance in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and the applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, as of the Commencement Date and as of the Exchange Date; (B) the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act applicable to the Company, and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; (C) since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus, and except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, there has been no change in the Company’s internal control over financial reporting that has had a Material Adverse Effect, or is reasonably likely to have a Material Adverse Effect, on the Company’s internal control over financial reporting; and (D) the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply in all material respects with the applicable requirements of the Exchange Act; such disclosure controls and procedures have been designed to provide reasonable assurance that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and, except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, such disclosure controls and procedures are effective in all material respects.

(u)            Independent Accountants. PricewaterhouseCoopers LLP, which has audited the consolidated financial statements of the Company, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.

(v)            Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Company or any of its subsidiaries which, in any such case, may reasonably be expected to result in a Material Adverse Effect.

(w)              Foreign Corrupt Practices Act and UK Bribery Act 2010. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of, or has taken any action, directly or indirectly, that would result in, a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), the Bribery Act of 2010 of the United Kingdom (as amended, and the rules and regulations thereunder, the “UK Bribery Act”) or any other applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, the UK Bribery Act or any other applicable anti-bribery or anti-corruption law. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures reasonably designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(x)            Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(y)            OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the Bureau of Industry and Security of the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, or so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region of Ukraine, non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea and Syria. The operations of the Company and its subsidiaries and, to the knowledge of the Company, its affiliates, have been conducted at all times in compliance with the Sanctions. The Company and its subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure continued compliance with any Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any person that at the time of the dealing or transaction is, will be or was the subject or the target of any Sanctions or with any Sanctioned Country.

(z)            Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: the Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar intellectual property rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their respective businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Effect.

(aa)          Taxes. The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed or have requested extensions thereof, except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions or except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)         Environmental Matters. Except as disclosed in the Offering Documents and except such matters as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder relating to pollution or protection of human health or the environment (including, without limitation, ambient air, indoor air, surface water, groundwater, drinking water, soil, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the treatment, storage, disposal, or transport of Materials of Environmental Concern (collectively, “Environmental Laws”); (ii) there is no claim, action or cause of action filed with a court or governmental authority, and neither the Company nor any of its subsidiaries has received written notice by any person or entity alleging potential liability for cleanup costs or remediation costs or penalties, arising out of, based on or resulting from the release into the environment of any Materials of Environmental Concern by the Company or any of its subsidiaries (collectively, “Environmental Claims”), that is pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries; (iii) to the best of the Company’s knowledge, there are no past or present actions, activities events or incidents, including, without limitation, the release, emission, discharge, or disposal of any Materials of Environmental Concern by the Company or its subsidiaries, that would reasonably be expected to form the basis of a potential Environmental Claim against the Company or any of its subsidiaries; and (iv) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements.

(cc)          Data Security. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) to the Company’s knowledge, there has been no security breach, attack or other compromise of or relating to any of the Company’s or its subsidiaries’ information technology, computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors or any third party data collected, stored, maintained, or otherwise used or processed by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”), (ii) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach, attack or compromise to their IT Systems and Data, (iii) the Company and its subsidiaries have complied, and are presently in compliance with all applicable laws, statutes or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority and all industry guidelines, standards, internal policies and contractual obligations relating to the use, processing, privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, and (iv) the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practice

(dd)          No Ratings. There is no debt of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act.

(ee)          Related Party Transactions. There are no related party transactions involving the Company or any of its subsidiaries or, to the knowledge of the Company, any other person that are required to be described under Item 404 of Regulation S-K in the Prospectus that have not been described as required.

(ff)          ERISA. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), for which the Company or any member of its “Controlled Group” (defined as an organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or may rely on a favorable opinion letter issued by the Internal Revenue Service and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(gg)          No Registration Rights. Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Pre-Effective Registration Statement or the Registration Statement with the Commission.

(hh)          No Stabilization. Prior to the date hereof, the Company has not, and to its knowledge, none of its affiliates acting on its behalf has, taken any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the Exchange Offer in violation of Regulation M.

(ii)            Registration Fees. The Company has paid the registration fee for Registration Statement pursuant to Rule 456(a) under the Securities Act or will pay such fee within the time period required by such rule and in any event prior to the Exchange Date.

(jj)            Insurance. Except as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and its subsidiaries is insured by recognized institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, flood, and earthquakes. Except as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted.

Any certificate signed by any officer of the Company and delivered to the Dealer Manager or counsel for the Dealer Manager in connection with the Exchange Offer shall be deemed a representation and warranty by the Company as to matters covered thereby to the Dealer Manager. The Company acknowledges that, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Dealer Manager will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

4.            Representations, Warranties and Agreements of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees that the Dealer Manager will not (1) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offer or Consent Solicitation other than one or more of the Offering Documents, or (2) make any public oral communications relating to the Exchange Offer or the Consent Solicitation that have not been previously approved by the Company except as contemplated in the penultimate sentence of Section 6 of this Agreement.

5.            Agreements. The Company agrees with the Dealer Manager that:

(a)            The Company will furnish to the Dealer Manager and to counsel for the Dealer Manager, without charge, during the period beginning on the Commencement Date and continuing to and including the Exchange Date, copies of the Offering Documents and any amendments and supplements thereto in such quantities as the Dealer Manager may reasonably request.

(b)            Prior to the termination of the Exchange Offer and the Consent Solicitation, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Dealer Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offer and the Consent Solicitation, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(c)            The Company will comply with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder in all material respects so as to permit the completion of the distribution of the Shares issued in the Exchange Offer and Consent Solicitation, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offer or Consent Solicitation is required to be delivered under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Offering Documents, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Documents to comply with applicable law, the Company will promptly: (i) notify the Dealer Manager of any such event or non-compliance at which time the Dealer Manager shall be entitled to cease soliciting tenders until such time as the Company has complied with clause (iii) of this sentence; (ii) subject to the requirements of the first sentence of the above paragraph (b), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any such amendment or supplement to the Dealer Manager and counsel for the Dealer Manager without charge in such quantities as the Dealer Manager may reasonably request. The Company will also promptly inform the Dealer Manager of any litigation or administrative action with respect to the Exchange Offer.

(d)            The Company agrees to advise the Dealer Manager promptly of (i) any proposal by the Company to withdraw, rescind or modify the Offering Documents or to withdraw, rescind or terminate the Exchange Offer or the Consent Solicitation or the exercise by the Company of any right not to exchange the Warrants pursuant to the Exchange Offer or the Consent Solicitation, (ii) its awareness of the occurrence of any development that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect relating to or affecting the Exchange Offer or the Consent Solicitation and (iii) any other non-privileged information relating to the Exchange Offer, the Consent Solicitation, the Offering Documents or this Agreement which the Dealer Manager may from time to time reasonably request.

(e)            The Company will make generally available (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System) to its security holders and the Dealer Manager as soon as practicable an earning statement (which need not be audited) that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(f)            The Company will arrange, if necessary, for the qualification of the Shares for offer or sale in connection with the Exchange Offer under the laws of such jurisdictions as the Dealer Manager may reasonably request and will maintain such qualifications in effect so long as required for such offer or sale; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares in connection with the Exchange Offer, in any jurisdiction in which it is not now so subject or to subject itself to taxation in any jurisdiction in which it is not now so subject. The Company will promptly advise the Dealer Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g)            The Company will cause all Warrants accepted in the Exchange Offer to be cancelled.

(h)            The Company will cooperate with the Dealer Manager to permit the Shares to be eligible for clearance and settlement through The Depository Trust Company.

(i)            The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date except pursuant to and in accordance with the Exchange Offer, the Consent Solicitation or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(j)            None of the Company, its Affiliates or any person acting on its or their behalf will take, directly or indirectly, any action that is designed to cause or result, or which might reasonably be expected to cause or result, in violation of the Exchange Act, in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares or the tender of Warrants in the Exchange Offer.

(k)            The Company has arranged for D.F. King & Co., Inc. to serve as Information Agent and for Computershare Inc. and its affiliate, Computershare Trust Company, N.A., to serve as Exchange Agent and authorizes the Dealer Manager to communicate with each of the Information Agent and the Exchange Agent to facilitate the Exchange Offer and the Consent Solicitation.

(l)            The Company will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act (including taking the actions necessary to ensure that the procedural requirements of Rule 14e-1 are satisfied), in connection with the Exchange Offer, the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any Affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case by the date required by such rules.

(m)            The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including, without limitation, the following: (i) the preparation of this Agreement and the fees of the Information Agent and the Exchange Agent; (ii) the preparation, printing or reproduction of the Offering Documents and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Documents (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offer; (iv) the preparation, authentication, issuance and delivery of the Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offer; (vi) any registration or qualification of the Shares for offer and sale under the blue sky laws of the several states or any non-U.S. jurisdiction; (vii) reasonable transportation and other reasonable out-of-pocket expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offer; (viii) the fees and expenses of the Company’s accountants; (ix) the fees and expenses incurred in connection with listing the Shares on the Nasdaq Global Market (the “Nasdaq”); (x) the reasonable and documented fees, costs and out-of-pocket expenses of counsel for the Dealer Manager as provided for in Section 2 hereof and subject to the limitations contained therein; and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offer.

(n)            The Company will promptly notify the Dealer Manager if the Company ceases to be an Emerging Growth Company at any time prior to the Exchange Date.

6.             Conditions to the Obligations of the Dealer Manager. The obligations of the Dealer Manager under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Commencement Date, the Effective Date, the Expiration Date and the Exchange Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)            The Registration Statement shall have become effective on or prior to the Expiration Date.

(b)            As of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Securities Act; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Dealer Manager.

(c)            At the Commencement Date and the Exchange Date, the Company shall have requested and caused an opinion and negative assurance letter of Wachtell, Lipton, Rosen & Katz, counsel to the Company, dated the Commencement Date or Exchange Date, as applicable, to have been delivered to the Dealer Manager, in each case addressed to, and in form and substance reasonably satisfactory to, the Dealer Manager.

(d)            At the Commencement Date and the Exchange Date, the Dealer Manager shall have received from Davis Polk & Wardwell LLP, counsel for the Dealer Manager, such opinion and negative assurance letter, in each case addressed to the Dealer Manager with respect to the Exchange Offer, as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purposes of enabling them to pass upon such matters.

(e)            At the Exchange Date, the Company shall have furnished to the Dealer Manager a certificate of the Company, signed by the chief executive officer and the principal financial or accounting officer of the Company, dated as of the Exchange Date, to the effect that the signers of such certificate have carefully examined the Offering Documents, any amendment or supplement to the Offering Documents and this Agreement and that:

(i)            the representations and warranties of the Company in this Agreement are true and correct as of the Exchange Date with the same effect as if made on the Exchange Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;

(ii)            no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iii)            since the date of the most recent financial statements included or incorporated by reference in the Offering Documents, there has been no Material Adverse Effect, except as set forth in or contemplated in the Offering Documents.

(f)            At each of the Commencement Date and the Exchange Date, the Company shall have requested and caused PricewaterhouseCoopers LLP to furnish to the Dealer Manager comfort letters, dated respectively as of the Commencement Date and the Exchange Date, in form and substance reasonably satisfactory to the Dealer Manager.

(g)            Subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Offering Documents, there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Documents, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Shares or solicit tenders of Warrants as contemplated by the Offering Documents.

(h)            Prior to the Exchange Date, the Company shall have obtained all consents, approvals, authorizations and orders of, and shall have duly made all registrations, qualifications and filing with, any court or regulatory authority or other governmental agency or instrumentality required in connection with the making and consummation of the Exchange Offer and the execution, delivery and performance of this Agreement, other than any such registrations, qualifications or filings that are not material to the Exchange Offer.

(i)            Prior to the Exchange Date, the Company shall have delivered to the Dealer Manager and its counsel such further information, certificates and documents as they may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager at, or at any time prior to, the Exchange Date. In such event, the Dealer Managers shall be entitled to publicly disclose the cancellation of its participation in the Exchange Offer via press release, subject to prior notification of the Company. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7.             Indemnification and Contribution.

(a)            The Company agrees to indemnify and hold harmless the Dealer Manager, the directors, officers, employees, agents and Affiliates of the Dealer Manager and each person who controls the Dealer Manager within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the Dealer Manager may become subject under the Securities Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of or are based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the notice of guaranteed delivery and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (3) the Company’s failure to make or consummate the Exchange Offer or the withdrawal, rescission, termination, amendment or extension of the Exchange Offer or any failure on the Company’s part to comply with the terms and conditions contained in the Offering Documents, (4) any action or failure to act by the Company or its respective directors, officers, agents or employees or by any indemnified party at the request or with the consent of the Company in connection with the consummation of the Exchange Offer in accordance with the terms and conditions contained in the Offering Documents and in compliance with this Agreement or (5) any actions taken by any indemnified party in furtherance of this Agreement or the transactions contemplated hereby in compliance with this Agreement (including any actions taken prior to the date hereof), the Exchange Offer and an indemnified party’s participation or involvement therein, except that clauses (3), (4) and (5) shall not apply with respect to the portion of any losses that are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the bad faith, fraud, gross negligence or willful misconduct of such indemnified party, and in the case of clause (1), (2), (3) or (4) of this sentence, the Company agrees to reimburse each such indemnified party, in each case as such expenses as incurred, for any documented and out-of-pocket legal or other expenses, in each case, that are reasonably incurred by it in connection with investigating, preparing for, defending, responding to third party subpoenas, preparing to serve or serving as a witness with respect to, providing evidence in, or otherwise relating to any pending or threatened action, claim, suit, proceeding or investigation (each and collectively, an “Action”), relating to, arising in any manner out of or in connection with or by reason of this Agreement or any matter or transaction contemplated hereby, and any actions taken by any Indemnified Party pursuant hereto (including any actions taken prior to the date hereof), the Exchange Offer and an indemnified party’s participation or involvement therein (provided that such action was taken by the indemnified party in compliance with this Agreement), or in enforcing this Agreement, in each case as such expenses are incurred, and whether or not the Company, any of its equity holders, affiliates or creditors, or any indemnified party is a party to such Action, except that (i) an indemnified party shall repay to the Company any such expenses amount(s) previously paid to such indemnified party by the Company and (ii) any such reimbursement to an indemnified party must be returned to the Company if such losses are judicially determined by a court of competent jurisdiction to have resulted from the bad faith, gross negligence, willful misconduct of or fraud by, such indemnified party; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b)            The Dealer Manager agrees to indemnify and hold harmless the Company, each of its directors, officers, employees, affiliates and agents and each person who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Dealer Manager, but only with reference to the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

(c)            As promptly as reasonably practicable, after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought and to participate in such action and assume the defense thereof (in which case the indemnifying party shall in no event be responsible for the fees and expenses of more than one local counsel in each relevant jurisdiction in such action); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel, and the indemnifying party shall bear the reasonable, documented and out-of-pocket fees, costs and expenses, in each case, that are reasonably incurred, of such separate counsel if: (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of outside counsel) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party expressly in writing to employ separate counsel at the expense of the indemnifying party.

(d)            The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent will not be unreasonably withheld), effect any settlement, compromise or consent to the entry of judgment in any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, in respect of which such indemnified party is or could reasonably have been a party and indemnity or contribution could reasonably have been sought under this Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from such litigation, investigation, proceeding or claim and (ii) does not include any statements as to or any admissions of fault, culpability or failure to act by or on behalf of any indemnified party.

(e)            In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Dealer Manager agree to contribute to the aggregate losses, claims, damages and liabilities (including documented and out-of-pocket legal or other expenses, in each case, reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Company and the Dealer Manager may be subject (except to the extent such Losses are found in a judgment by a court of competent jurisdiction to have resulted from the Company’s or the Dealer Manager’s gross negligence, fraud, willful misconduct or bad faith, as applicable) in such proportion as is appropriate to reflect the relative benefits received (or expected to be received) by the Dealer Manager on the one hand and the Company on the other from the Exchange Offer (whether or not the Exchange Offer is consummated). If the allocation provided by the immediately preceding sentence is unavailable for any reason (other than to the extent such Losses are found by a court of competent jurisdiction to have resulted from the Company’s or the Dealer Manager’s gross negligence, fraud, willful misconduct or bad faith, as applicable), the Company and the Dealer Manager shall contribute in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Company on the one hand and of the Dealer Manager on the other in connection with the statements, omissions, actions or failure to act that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees paid or to be paid to the Dealer Manager pursuant to this Agreement or the Engagement Letter. For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation shall equal (i) if the Exchange Offer or the Consent Solicitation is consummated, the total market value of the Shares (as of the Expiration Date) issued (plus any cash in lieu of fractional shares paid) in the Exchange Offer and the Consent Solicitation, or (ii) if the Exchange Offer and the Consent Solicitation is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Shares issuable in the Exchange Offer and the Consent Solicitation, based on the maximum number of Warrants that could be exchanged in the Exchange Offer and the Consent Solicitation as described in the Preliminary Prospectus or Prospectus immediately before the termination or withdrawal of the Exchange Offer and the Consent Solicitation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or any other alleged conduct relates to information provided by the Company or other conduct by the Company on the one hand or the Dealer Manager on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above (other than with respect to uncovered losses), in no event shall Stifel, Nicolaus & Company, Incorporated be responsible under this paragraph for any amounts in excess of the aggregate discount, fees and commissions actually paid by the Company to Stifel, Nicolaus & Company, Incorporated in connection with the engagement. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Dealer Manager within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, agent and Affiliate of the Dealer Manager shall have the same rights to contribution as such Dealer Manager, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e). No party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 7(c) or Section 7(d) hereof.

8.             Certain Acknowledgments. The Company understands that you and your Affiliates (together, the “Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research). Members of the Group and businesses within the Group generally act independently of each other, both for their own account and for the account of clients. Accordingly, there may be situations where parts of the Group and/or their clients either now have or may in the future have interests, or take actions, that may conflict with our interests. For example, the Group may, in the ordinary course of business, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the Company or other entities connected with the Exchange Offer.

In recognition of the foregoing, the Company agrees that the Group is not required to restrict its activities as a result of this engagement, and that the Group may undertake any business activity without further consultation with or notification to the Company. Neither this Agreement, the receipt by the Group of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including, without limitation, any duty of trust or confidence) that would prevent or restrict the Group from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Group nor any member or business of the Group is under a duty to disclose to the Company or use on behalf of the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Group’s long-standing policy to hold in confidence the affairs of its customers, the Group will not use confidential information obtained from the Company except in connection with its services to, and its relationship with the Company.

The Company hereby acknowledges that you are acting as principal and not as a fiduciary of the Company and the Company’s engagement of you in connection with the transactions contemplated herein is as an independent contractor, on an arms-length basis under this Agreement with duties solely to the Company, and not in any other capacity including as a fiduciary. Neither this Agreement, your performance hereunder nor any previous or existing relationship between the Company and any member of or business within the Group will be deemed to create any fiduciary relationship. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company) as against the Group or their respective directors, officers, agents and employees. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the transactions contemplated herein (irrespective of whether any member of or business within the Group has advised or is currently advising the Company on related or other matters).

9.             Termination; Representations, Acknowledgments and Indemnities to Survive.

(a)            Subject to clause (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Manager, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, or (ii) the Dealer Manager does not comply with all of its covenants under this Agreement.

(b)            Subject to clause (c) below, this Agreement may be terminated by the Dealer Manager, at any time upon notice to the Company, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise publicly distribute any amendment or supplement to the Offering Documents to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Manager or (iv) the Dealer Manager cancels the Agreement pursuant to Section 6.

(c)            The respective agreements, representations, warranties, acknowledgments, indemnities and other statements of the Company or its officers and of the Dealer Manager set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Dealer Manager or the Company or any of the officers, directors or controlling person of the Company, and will survive delivery of and payment for the Shares. The provisions of Section 2, Section 5(m) (solely to the extent relating to fees or costs incurred prior to termination or cancellation of this Agreement), Section 7 (solely to the extent relating to fees or costs incurred prior to termination or cancellation of this Agreement), and Section 19 hereof, and this Section 9(c), shall survive the termination or cancellation of this Agreement.

10.           Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Dealer Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Dealer Manager to properly identify its clients.

11.           Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed or delivered to

Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 4th Floor

New York, NY 10019

Email: BaltimoreEqtySynd@stifel.com

Attention: Stifel Syndicate Desk

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue,

New York, New York 10017

Email: derek.dostal@davispolk.com

Attention: Derek Dostal

or, if sent to the Company, will be mailed or delivered to

Westrock Coffee Company
4009 N. Rodney Parham Rd.

4th Floor
Little Rock, Arkansas 72212
Email: mckinneyb@westrockcoffee.com

Attention: Robert P. McKinney

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Email: BCPrice@wlrk.com

Attention: Brandon C. Price

12.           Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

13.           Entire Agreement. This Agreement, and any documents referred to in it, constitute the whole agreement between the parties and supersede any arrangements, understanding or previous agreement between them relating to the subject matter they cover. In the event of any inconsistency between this Agreement and any documents referred to in it, the terms of this Agreement shall prevail.

14.           Submission to Jurisdiction. Each party hereby submits to the jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each party agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party and may be enforced in any court to the jurisdiction of which such party is subject by a suit upon such judgment. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall be deemed in every respect effective service of process upon such party in any such suit or proceeding.

15.           Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16.           Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

17.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

18.           Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

19.           Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Commencement Date” shall mean the date of commencement (as defined in Rule 13e-4 under the Exchange Act) of the Exchange Offer.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commission Reports” shall mean any reports the Company files with the Commission pursuant to the Exchange Act prior to the Expiration Date.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Securities Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Agent” shall mean Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company.

“Exchange Date” shall mean the date on which the Company issues the Shares in exchange for the tendered Warrants pursuant to the Exchange Offer.

“Existing Credit Agreement” means the Credit Agreement, dated as of August 29, 2022, among Westrock Beverage Solutions, LLC, as the borrower, the Company, Wells Fargo Bank, N.A., as administrative agent, collateral agent, and swingline lender, Wells Fargo Securities, LLC, as sustainability structuring agent and each issuing bank and lender party thereto from time to time, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Company or any of its subsidiaries in connection therewith or pursuant hereto, in each case as amended, supplemented or restated, if applicable.

“Expiration Date” shall mean one minute after 5:00 p.m., Eastern Time, on September 26, 2024, or such later time and date as may be extended by the Company in its sole discretion.

“Falcon Facility” means the Uncommitted Credit Agreement, dated as of March 21, 2023, by and among Falcon Coffees Limited, an indirect wholly-owned subsidiary of the Company, the lenders from time to time party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent, issuing lender, swingline lender, lead arranger and sole bookrunner, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Company or any of its subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Information Agent” shall mean D.F. King & Co., Inc.

“Offering Documents” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the notice of guaranteed delivery and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company.

“Organizational Documents” means (a) in the case of a corporation, its charter or certificate of incorporation and by laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Pre-Effective Registration Statement” shall mean the registration statement, filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents deemed part of or incorporated by reference into such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it is initially filed with the Commission on or about the date hereof.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including the documents incorporated or deemed to be incorporated by reference therein.

“proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the final prospectus included in the Registration Statement (together with any supplement and amendment thereto and including the documents incorporated or deemed to be incorporated by reference therein), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents deemed part of or incorporated by reference into such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Securities Act relating thereto after the effective date of such registration statement, shall mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: Nasdaq (or any successors to any of the foregoing).

“U.S.” or the “United States” shall mean the United States of America.

[Signature Pages to Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Dealer Manager.

Very truly yours,

Westrock Coffee Company

By:	/s/ T. Christopher Pledger
	Name:	T. Christopher Pledger
	Title:	Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

Stifel, Nicolaus & Company, Incorporated

By:	/s/ Craig DeDomenico
Name: Craig DeDomenico
Title: Managing Director